                                                                    Exhibit 25.1
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                          -----------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                          -----------------------------

[ ]  CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b) (2)

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A NATIONAL BANKING ASSOCIATION                           94-1347393
(Jurisdiction of incorporation or                        (I.R.S. Employer
organization if not a U.S. national                      Identification No.)
bank)

101 NORTH PHILLIPS AVENUE
SIOUX FALLS, SOUTH DAKOTA                                57104
(Address of principal executive offices)                 (Zip code)

                              WELLS FARGO & COMPANY
                          LAW DEPARTMENT, TRUST SECTION
                                  MAC N9305-175
                  SIXTH STREET AND MARQUETTE AVENUE, 17TH FLOOR
                          MINNEAPOLIS, MINNESOTA 55479
                                 (612) 667-4608
            (Name, address and telephone number of agent for service)

                          -----------------------------

                          SCIENTIFIC GAMES CORPORATION
               (Exact name of obligor as specified in its charter)

DELAWARE                                                 81-0422894
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                           Identification No.)

750 LEXINGTON AVENUE, 25TH FLOOR
NEW YORK, NEW YORK                                       10022
(Address of principal executive offices)                 (Zip code)

                          -----------------------------
                    6 1/4% SENIOR SUBORDINATED NOTES DUE 2012
                       (Title of the indenture securities)

================================================================================

                                       1

Item 1. General Information. Furnish the following information as to the trustee:

     (a)    Name and address of each examining or supervising authority to which it is subject.

            Comptroller of the Currency
            Treasury Department
            Washington, D.C.

            Federal Deposit Insurance Corporation
            Washington, D.C.

            Federal Reserve Bank of San Francisco
            San Francisco, California 94120

     (b)    Whether it is authorized to exercise corporate trust powers.

            The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

     None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15. Foreign Trustee. Not applicable.

Item 16. List of Exhibits. List below all exhibits filed as a part of this
Statement of Eligibility.

         Exhibit 1.    A copy of the Articles of Association of the trustee now
                       in effect.*

         Exhibit 2.    A copy of the Comptroller of the Currency Certificate of
                       Corporate Existence and Fiduciary Powers for Wells Fargo
                       Bank, National Association, dated February 4, 2004.**

         Exhibit 3.    See Exhibit 2

         Exhibit 4.    Copy of By-laws of the trustee as now in effect.***

         Exhibit 5.    Not applicable.

         Exhibit 6.    The consent of the trustee required by Section 321(b) of
                       the Act.

         Exhibit 7.    A copy of the latest report of condition of the trustee
                       published pursuant to law or the requirements of its
                       supervising or examining authority.

         Exhibit 8.    Not applicable.

         Exhibit 9.    Not applicable.

                                       2

     * Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

     ** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

     *** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Middletown and State of Connecticut on the 29th day of March 2005.

                                   WELLS FARGO BANK, NATIONAL ASSOCIATION

                                   /s/ Joseph P. O'Donnell
                                   -----------------------
                                   Joseph P. O'Donnell
                                   Assistant Vice President

                                    EXHIBIT 6

March 29, 2005

Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the
Securities and Exchange Commission upon its request therefor.

                                          Very truly yours,

                                          WELLS FARGO BANK, NATIONAL ASSOCIATION

                                          /s/ Joseph P. O'Donnell
                                          -----------------------
                                          Joseph P. O'Donnell
                                          Assistant Vice President

                                    Exhibit 7

                       Consolidated Report of Condition of

                      Wells Fargo Bank National Association
               of 101 North Phillips Avenue, Sioux Falls, SD 57104
                     And Foreign and Domestic Subsidiaries,
         at the close of business December 31, 2004, filed in accordance with 12 U.S.C. ss.161 for National Banks.

                                                                                               Dollar Amounts
                                                                                                 In Millions
                                                                                               --------------

ASSETS
Cash and balances due from depository institutions:
         Noninterest-bearing balances and currency and coin                                     $     12,653
         Interest-bearing balances                                                                     3,281
Securities:
         Held-to-maturity securities                                                                       0
         Available-for-sale securities                                                                28,571
Federal funds sold and securities purchased under agreements to resell:
         Federal funds sold in domestic offices                                                        2,544
         Securities purchased under agreements to resell                                               1,114
Loans and lease financing receivables:
         Loans and leases held for sale                                                               33,027
         Loans and leases, net of unearned income                                                    246,371
         LESS: Allowance for loan and lease losses                                                     2,428
         Loans and leases, net of unearned income and allowance                                      243,943
Trading Assets                                                                                         7,177
Premises and fixed assets (including capitalized leases)                                               3,386
Other real estate owned                                                                                  134
Investments in unconsolidated subsidiaries and associated companies                                      343
Customers' liability to this bank on acceptances outstanding                                             137
Intangible assets
         Goodwill                                                                                      8,614
         Other intangible assets                                                                       8,582
Other assets                                                                                          12,750
                                                                                                ------------
Total assets                                                                                    $    366,256
                                                                                                ============

LIABILITIES
Deposits:
         In domestic offices                                                                    $    264,717
                  Noninterest-bearing                                                                 78,210
                  Interest-bearing                                                                   186,507
         In foreign offices, Edge and Agreement subsidiaries, and IBFs                                16,987
                  Noninterest-bearing                                                                      4
                  Interest-bearing                                                                    16,983
Federal funds purchased and securities sold under agreements to repurchase:
         Federal funds purchased in domestic offices                                                  10,533
         Securities sold under agreements to repurchase                                                3,258

                                                                                               Dollar Amounts
                                                                                                In Millions
                                                                                               --------------

Trading liabilities                                                                                    4,727
Other borrowed money
         (includes mortgage indebtedness and obligations under capitalized leases)                    14,870
Bank's liability on acceptances executed and outstanding                                                 137
Subordinated notes and debentures                                                                      5,119
Other liabilities                                                                                     11,158
                                                                                               -------------
Total liabilities                                                                              $     331,506

Minority interest in consolidated subsidiaries                                                            55

EQUITY CAPITAL
Perpetual preferred stock and related
surplus                                                                                                    0
Common stock                                                                                             520
Surplus (exclude all surplus related to preferred stock)                                              24,521
Retained earnings                                                                                      8,976
Accumulated other comprehensive income                                                                   678
Other equity capital components                                                                            0
                                                                                               -------------
Total equity capital                                                                                  34,695
                                                                                               -------------
Total liabilities, minority interest, and equity capital                                       $     366,256
                                                                                               =============

I, Karen B. Martin, Vice President of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                                            Karen B. Martin
                                            Vice President

We, the undersigned directors, attest to the correctness of this Report of
Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

John Stumpf
Carrie Tolstedt                             Directors
Pat Callahan